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                                                                 EXHIBIT EX-99.i

KIRKPATRICK & LOCKHART LLP                      1800 Massachusetts Avenue, NW
                                                Second Floor
                                                Washington, DC 20036-1800
                                                202.778.9000
                                                www.kl.com

                                November 2, 2004

VIA EDGAR

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

       Re:      AB FUNDS TRUST

                Flexible Income Fund                 Low-Duration Bond Fund
                Growth & Income Fund                 Medium-Duration Bond Fund
                Capital Opportunities Fund           Extended-Duration Bond Fund
                Global Equity Fund                   Equity Index Fund
                Flexible Income Fund I               Value Equity Fund
                Growth & Income Fund I               Growth Equity Fund
                Capital Opportunities Fund I         Small Cap Equity Fund
                Global Equity Fund I                 International Equity Fund
                Money Market Fund

                1933 Act File No. 333-53432
                1940 Act File No. 811-10263
                POST-EFFECTIVE AMENDMENT NO. 9

Dear Sir or Madam:

      We have acted as counsel to AB Funds Trust ("Fund") in connection with the preparation of Post-Effective Amendment No. 9 to the Fund's Registration Statement on Form N-1A (the "Amendment"), and we have reviewed the disclosure that we understand will be contained in the Amendment when it is filed with the Securities and Exchange Commission.

         Pursuant to paragraph (b)(4) of Rule 485 under the Securities Act of 1933, we represent

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that, based on our review and our assessment of the disclosure changes being effected by the Amendment, the Amendment does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

                                                Very truly yours,

                                                /s/Kirkpatrick & Lockhart LLP

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